Offerings - Offering: 1	Feb. 17, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 233,172,051.52
Fee Rate	0.01381%
Amount of Registration Fee	$ 32,201.06
Offering Note	(1) Calculated as the aggregate maximum purchase price for shares of beneficial interest, based upon the net asset value per share as of December 31, 2025, of $22.93. This amount is based upon the offer to purchase up to 10,168,864 common shares of beneficial interest, par value $0.01 per share, of Oaktree Strategic Credit Fund. (2) Calculated at $138.10 per $1,000,000.00 of the Transaction Valuation in accordance with Rule 0-11 under the Securities Exchange Act of 1934, as amended, as modified by Section 6(b) Filing Fee Rate Advisory for Fiscal Year 2026.